EXEMPT PARTY-IN-INTEREST TRANSACTIONS	12 Months Ended
Dec. 31, 2025
EBP, NGSP
EBP, Master Trust [Line Items]
EXEMPT PARTY-IN-INTEREST TRANSACTIONS
7. EXEMPT PARTY-IN-INTEREST TRANSACTIONS
Party-in-interest transactions through the DC Master Trust include the purchase and sale of investments managed by affiliates of the Plan's Trustee and transactions involving Northrop Grumman Corporation common stock. The NG Stock Fund within the DC Master Trust held 7.1 million and 7.7 million shares of common stock of the Company with a fair value of $$4.0 billion and $$3.6 billion at December 31, 2025 and 2024, respectively. The Plan’s interest in the net assets of the NG Stock Fund was approximately 0.4 percent and 0.5 percent at December 31, 2025 and
2024, respectively. During 2025, the NG Stock Fund earned dividends of $$66 million from its investment in Northrop Grumman Corporation common stock.
State Street affiliates managed $0.1 million and $2.1 million of Plan assets held in the short-term investment fund as of December 31, 2025 and 2024, respectively. The Plan paid $5 thousand to the Trustee in fees during the year ended December 31, 2025.
The DC Master Trust utilized various investment managers to manage its net assets. These net assets may be invested into funds also managed by the investment managers. Therefore, these transactions qualify as party-in-interest transactions. The Plan had transactions with the Trustee’s short-term investment fund, a liquidity pooled fund in which participation commences and terminates on a daily basis. In Plan management’s opinion, fees paid during the year for services rendered by parties-in-interest were based upon customary and reasonable rates for such services. The Plan also issues loans to participants, which are secured by the vested balances in the participants' accounts